As filed with the Securities and Exchange Commission on June 1, 2009

Registration No.  333-159413

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________________________

Amendment No. 1 to
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
___________________________

RUBY TUESDAY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Georgia	5812	63-0475239
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)
	150 West Church Avenue Maryville, TN 37801 (865) 379-5700
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
___________________________

Scarlett May Vice President, General Counsel and Secretary Ruby Tuesday, Inc. 150 West Church Avenue Maryville, TN 37801 (865) 379-5700
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)
___________________________

Copies to:
Richard A. Drucker Davis Polk & Wardwell 450 Lexington Avenue New York, New York 10017 (212) 450-4000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☒
If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐ __________
If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐  __________
If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐ __________
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

The primary purpose of this Amendment No. 1 to Ruby Tuesday, Inc.’s Registration Statement on Form S-1 (File No. 333-159413) is to clarify on the signature page that the Chief Financial Officer is the principal financial officer as well as the principal accounting officer.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.  Other Expenses of Issuance and Distribution.

Amount To Be Paid
Registration fee	$16,740
Transfer agent’s fees	30,000
Printing expenses	75,000
Legal fees and expenses	150,000
Accounting fees and expenses	100,000
Miscellaneous	25,000
Total	$396,740

Each of the amounts set forth above, other than the Registration fee, is an estimate.

Item 14.  Indemnification of Directors and Officers.

Subsection (a) of Section 14-2-851 of the Georgia Business Corporation Code (the “Code”) provides that a corporation may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if such individual conducted himself in good faith and such individual reasonably believed, in the case of conduct in an official capacity, that such conduct was in the best interests of the corporation and, in all other cases, that such conduct was at least not opposed to the best interests of the corporation and, in the case of any criminal proceeding, such individual had no reasonable cause to believe such conduct was unlawful.  Subsection (d) of Section 14-2-851 of the Code provides that a corporation may not indemnify a director in connection with a proceeding by or in the right of the corporation except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct under Section 14−2−851 of the Code or in connection with any proceeding with respect to conduct for which he was adjudged liable on the basis that personal benefit was improperly received by him.

Notwithstanding the foregoing, pursuant to Section 14-2-854 of the Code a court may order a corporation to indemnify a director or advance expenses if such court determines that the director is entitled to indemnification under the Code or that it is fair and reasonable to indemnify such director in view of all the relevant circumstances, even if such director has not met the standard of conduct set forth in Section 14-2-851 of the Code, failed to comply with Section 14-2-853 of the Code or was adjudged liable according to Section 14-2-851 of the Code.  However, if such director was adjudged liable, the indemnification shall be limited to reasonable expenses incurred in connection with the proceeding.  If the court orders indemnification and/or advance of expenses pursuant to Section 14−2−854 of the Code, the court may also order the corporation to pay the director’s reasonable expenses in obtaining the court ordered indemnification or advance of expenses.

Section 14-2-852 of the Code provides that if a director has been wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party, because he or she is or was a director of the corporation, the corporation shall indemnify the director against reasonable expenses incurred by the director in connection therewith.

Section 14-2-857 of the Code provides that a corporation may indemnify and advance expenses to an officer of the corporation who is a party to a proceeding because he or she is an officer of the corporation to the same extent as a director and if he or she is not a director to such further extent as may be provided in its articles of incorporation, bylaws, a resolution of its board of directors or a contract except for liability arising out of conduct that constitutes: (i) appropriation of any business opportunity of the corporation in violation of his duties; (ii) acts or omissions which involve intentional misconduct or a knowing violation of law; (iii) receipt of an improper personal benefit; or (iv) making distributions in violation of Section 14-2-640 of the Code. Section 14-2-857 of the Code also provides that an officer of the corporation who is not a director is entitled to mandatory indemnification under Section 14-2-852 and is entitled to apply for court ordered indemnification or advances for expenses under Section 14-2-854, in each case to the same extent as a director.  In addition, Section 14−2−857 provides that a corporation may also indemnify and advance expenses to an employee or agent who is not a director to the extent, consistent with public policy, that may be provided by its articles of incorporation, bylaws, action of its board of directors or by contract.

Article IX of our articles of incorporation and Article XII of our by-laws provide for indemnification of any person who is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or other enterprise.

Item 15.  Recent Sales of Unregistered Securities.

None.

Item 16.  Exhibits and Financial Statement Schedules.

(a)    The following exhibits are filed as part of this Registration Statement:

Exhibit Number	Description
3.1	Articles of Incorporation, as amended, of Ruby Tuesday, Inc. (1)
3.2	Bylaws, as amended, of Ruby Tuesday, Inc. (2)
4.1	Specimen Common Stock Certificate. (1)
4.2	Form of Senior Debt Indenture. +
4.3	Form of Subordinated Debt Indenture. +
4.4	Form of Senior Note. +
4.5	Form of Subordinated Note. +
4.6	Form of Preferred Stock Certificate. +
5	Opinion of Bryan Cave LLP. ++
10.1	Ruby Tuesday, Inc. Executive Supplemental Pension Plan, amended and restated as of January 1, 2007.* (3)
10.2	First Amendment, dated as of April 2, 2008, to the Ruby Tuesday, Inc. Executive Supplemental Pension Plan (Amended and Restated as of January 1, 2007).* (4)
10.3	Second Amendment, dated as of December 31, 2008 to the Ruby Tuesday, Inc. Executive Supplemental Pension Plan (Amended and Restated as of January 1, 2007).* (5)
10.4	Morrison Restaurants Inc. Stock Incentive and Deferred Compensation Plan for Directors together with First Amendment, dated as of June 29, 1995.* (6)
10.5	Form of Second Amendment to Stock Incentive and Deferred Compensation Plan for Directors.* (7)
10.6	Form of Third Amendment to Stock Incentive and Deferred Compensation Plan for Directors.* (8)
10.7	Fourth Amendment, dated as of July 8, 2002, to the Stock Incentive and Deferred Compensation Plan for Directors.* (9)
10.8	Fifth Amendment, dated as of July 6, 2005, to the Stock Incentive and Deferred Compensation Plan for Directors.* (10)
10.9	Sixth Amendment, dated as of July 11, 2006, to the Stock Incentive and Deferred Compensation Plan for Directors.* (11)
10.10	Seventh Amendment, dated as of July 11, 2007, to the Stock Incentive and Deferred Compensation Plan for Directors.* (12)
10.11	Ruby Tuesday, Inc. 2003 Stock Incentive Plan (formerly the 1996 Non-Executive Stock Incentive Plan (formerly the Morrison Restaurants Inc. 1993 Non-Executive Stock Incentive Plan)).* (13)
10.12	First Amendment, dated as of July 6, 2005, to the 2003 Stock Incentive Plan.* (14)
10.13	Second Amendment, dated as of July 11, 2006, to the 2003 Stock Incentive Plan.* (15)
10.14	Ruby Tuesday, Inc. 2006 Executive Incentive Compensation Plan.* (16)

Exhibit Number	Description
10.15
Morrison Restaurants Inc. Deferred Compensation Plan, as restated effective January 1, 1994, together with amended and restated Trust Agreement, dated as of December 1, 1992, to Deferred Compensation Plan.* (17)

10.16	Morrison Restaurants Inc. Management Retirement Plan together with First Amendment, dated as of June 30, 1994 and Second Amendment, dated as of July 31, 1995.* (18)
10.17	Form of Third Amendment to Management Retirement Plan.* (19)
10.18	Form of Fourth Amendment to Management Retirement Plan.* (20)
10.19	Form of Fifth Amendment to Management Retirement Plan.* (21)
10.20	Sixth Amendment, dated as of April 9, 2001, to the Ruby Tuesday, Inc. Management Retirement Plan.* (22)
10.21	Seventh Amendment (dated as of October 5, 2004) to the Ruby Tuesday, Inc. Management Retirement Plan.* (23)
10.22	Morrison Retirement Plan, as amended and restated effective January 1, 2005, to reflect the First through Seventh Amendments, respectively.* (24)
10.23	First Amendment dated as of January 9, 2007 to the Morrison Retirement Plan.* (25)
10.24	Second Amendment dated as of February 17, 2009, to the Morrison Retirement Plan.* (26)
10.25	Executive Group Life and Executive Accidental Death and Dismemberment Plan.* (27)
10.26	Morrison Restaurants Inc. Executive Life Insurance Plan.* (28)
10.27	Form of First Amendment to the Morrison Restaurants Inc. Executive Life Insurance Plan.* (29)
10.28	Second Amendment (dated as of January 1, 2004) to the Ruby Tuesday Inc. Executive Life Insurance Plan (formerly the Morrison Restaurants Inc. Executive Life Insurance Plan).* (30)
10.29	Ruby Tuesday Inc. Executive Life Insurance Premium Plan dated as of January 1, 2004.* (31)
10.30	Ruby Tuesday, Inc. 1996 Stock Incentive Plan, restated as of September 30, 1999.* (32)
10.31	First Amendment, dated as of July 10, 2000, to the restated Ruby Tuesday, Inc. 1996 Stock Incentive Plan.* (33)
10.32	Indenture, dated as of April 9, 2001, to the Ruby Tuesday, Inc. Salary Deferral Plan.* (34)
10.33	First Amendment, dated as of February 11, 2002, to the Ruby Tuesday, Inc. Salary Deferral Plan.* (35)
10.34	Second Amendment, dated as of December 9, 2002, to the Ruby Tuesday, Inc. Salary Deferral Plan.* (36)
10.35	Third Amendment, dated as of December 8, 2004, to the Ruby Tuesday, Inc. Salary Deferral Plan (formerly the Morrison Restaurants Inc. Salary Deferral Plan).* (37)
10.36	Fourth Amendment, dated as of December 8, 2005, to the Ruby Tuesday, Inc. Salary Deferral Plan.* (38)
10.37	Fifth Amendment, dated as of December 14, 2006, to the Ruby Tuesday, Inc. Salary Deferral Plan.* (39)
10.38	Sixth Amendment, dated as of July 8, 2008, to the Ruby Tuesday, Inc. Salary Deferral Plan.* (40)
10.39	Seventh Amendment, dated as of December 30, 2008, to the Ruby Tuesday, Inc. Salary Deferral Plan.* (41)
10.40	Ruby Tuesday, Inc. Deferred Compensation Plan Trust Agreement restated as of June 1, 2001.* (42)
10.41	First Amendment, dated as of June 10, 2002, to the Ruby Tuesday, Inc. Deferred Compensation Plan Trust Agreement.* (43)
10.42	Ruby Tuesday, Inc. Restated Deferred Compensation Plan, dated as of November 26, 2002.* (44)
10.43	Ruby Tuesday, Inc. 2005 Deferred Compensation Plan.* (45)

Exhibit Number	Description
10.44	First Amendment, dated as of December 14, 2006, to the Ruby Tuesday, Inc. 2005 Deferred Compensation Plan.* (46)
10.45	Second Amendment, dated as of July 11, 2007, to the Ruby Tuesday, Inc. 2005 Deferred Compensation Plan.* (47)
10.46	Third Amendment, dated as of December 30, 2008, to the Ruby Tuesday, Inc. 2005 Deferred Compensation Plan.* (48)
10.47	Fourth Amendment, dated as of December 31, 2008, to the Ruby Tuesday, Inc. 2005 Deferred Compensation Plan.* (49)
10.48	Form of Non-Qualified Stock Option Award and Terms and Conditions (ESOP).* (50)
10.49	Form of Non-Qualified Stock Option Award and Terms and Conditions (MSOP).* (51)
10.50	Form of Non-Qualified Stock Option Award and Terms and Conditions (Beall).* (52)
10.51	Employment Agreement dated as of June 19, 1999, by and between Ruby Tuesday, Inc. and Samuel E. Beall, III.* (53)
10.52	First Amendment, dated as of January 9, 2003, to Employment Agreement by and between Ruby Tuesday, Inc. and Samuel E. Beall, III.* (54)
10.53	Second Amendment, dated as of July 18, 2008, to Employment Agreement by and between Ruby Tuesday, Inc. and Samuel E. Beall, III.* (55)
10.54	Third Amendment, dated as of July 29, 2008, to Employment Agreement by and between Ruby Tuesday, Inc. and Samuel E. Beall, III.* (56)
10.55	Fourth Amendment, dated as of October 8, 2008, to Employment Agreement by and between Ruby Tuesday, Inc. and Samuel E. Beall, III.* (57)
10.56	Severance Agreement, dated as of January 8, 2009, by and between Ruby Tuesday, Inc. and Mark Ingram.* (58)
10.57	Consulting Agreement, dated as of January 8, 2009, by and between Ruby Tuesday, Inc. and Global Partner Ships, Inc. (59)
10.59	Distribution Agreement, dated as of March 2, 1996, by and among Morrison Restaurants Inc., Morrison Fresh Cooking, Inc. and Morrison Health Care, Inc. (61)
10.60
Amended and Restated Tax Allocation and Indemnification Agreement, dated as of March 2, 1996, by and among Morrison Restaurants Inc., Custom Management Corporation of Pennsylvania, Custom Management Corporation, John C. Metz & Associates, Inc., Morrison International, Inc., Morrison Custom Management Corporation of Pennsylvania, Morrison Fresh Cooking, Inc., Ruby Tuesday, Inc., a Delaware corporation, Ruby Tuesday (Georgia), Inc., a Georgia corporation, Tias, Inc. and Morrison Health Care, Inc. (62)

10.61	Agreement Respecting Employee Benefit Matters, dated as of March 2, 1996, by and among Morrison Restaurants Inc., Morrison Fresh Cooking, Inc. and Morrison Health Care, Inc. (63)
10.62	Form of Non-Qualified Stock Option Award and Terms and Conditions (DSOP).* (64)
10.63	Form of Restricted Stock Award and Additional Terms and Conditions.* (65)
10.64	Trust Agreement (dated as of July 23, 2004) between Ruby Tuesday Inc. and U.S. Trust Company, N.A.* (66)
10.65
Master Distribution Agreement, dated as of December 8, 2006 and effective as of November 15, 2006, by and between Ruby Tuesday, Inc. and PFG Customized Distribution (portions of which have been redacted pursuant to a confidential treatment request filed with the SEC). (67)

10.66
Amended and Restated Revolving Credit Agreement, dated as of February 28, 2007, by and among Ruby Tuesday, Inc., the Lenders, and Bank of America, N.A., as Administrative Agent, Issuing Bank and Swingline Lender. (68)

Exhibit Number	Description
10.67
First Amendment to Amended and Restated Revolving Credit Agreement, dated as of November 30, 2007, by and among Ruby Tuesday, Inc., the Lenders, and Bank of America, N.A., as Administrative Agent, Issuing Bank and Swingline Lender. (69)

10.68
Limited Waiver Agreement to the Amended and Restated Revolving Credit Agreement, dated as of February 29, 2008, by and among Ruby Tuesday, Inc., the Lenders, the Guarantors, and Bank of America, N.A., as Administrative Agent for the Lenders. (70)

10.69
Second Amendment to Amended and Restated Revolving Credit Agreement, dated as of May 21, 2008, by and among Ruby Tuesday, Inc., the Lenders, and Bank of America, N.A., as Administrative Agent, Issuing Bank and Swingline Lender. (71)

10.70
Amended and Restated Loan Facility Agreement and Guaranty by and among Ruby Tuesday, Inc., Bank of America, N.A., as Servicer, Amsouth Bank, as Documentation Agent, SunTrust Bank, as Co-Syndication Agent, Wachovia Bank N.A., as Co-Syndication Agent, and each of the participants party hereto dated as of November 19, 2004, Banc of America Securities LLC as Lead Arranger. (72)

10.71
First Amendment to Amended and Restated Loan Facility Agreement and Guaranty, dated as of September 8, 2006, by and among Ruby Tuesday, Inc., and Bank of America, N.A., as Servicer, and the Participants. (73)

10.72
Second Amendment to Amended and Restated Loan Facility Agreement and Guaranty, dated as of February 28, 2007, by and among Ruby Tuesday, Inc., the Participants, and Bank of America, N.A., as Servicer and Agent for the Participants. (74)

10.73
Third Amendment to Amended and Restated Loan Facility Agreement and Guaranty, dated as of November 30, 2007, by and among Ruby Tuesday, Inc., the Participants, and Bank of America, N.A., as Servicer and Agent for the Participants. (75)

10.74
Limited Waiver Agreement to the Amended and Restated Loan Facility Agreement and Guaranty, dated as of February 29, 2008, by and among Ruby Tuesday, Inc., the Guarantors, the Participants, and Bank of America, N.A., as Servicer and Agent for the Participants. (76)

10.75
Fourth Amendment to Amended and Restated Loan Facility Agreement and Guaranty, dated as of May 21, 2008, by and among Ruby Tuesday, Inc., the Participants, and Bank of America, N.A., as Servicer and Agent for the Participants. (77)

10.76	Amended and Restated Revolving Credit Note, Lender Commitment Agreement (dated as of November 7, 2005) and Commitment Schedule. (78)
10.77	Amended and Restated Note Purchase Agreement, dated as of May 21, 2008, by and among Ruby Tuesday, Inc. and the institutional investors thereto. (79)
10.78
Pledge Agreement, dated as of May 21, 2008, by and among Ruby Tuesday, Inc., the Pledgors and Bank of America, N.A., as Collateral Agent under the Intercreditor Agreement for the Secured Creditors. (80)

10.79
Intercreditor and Collateral Agency Agreement, dated as of May 21, 2008, by and among Bank of America, N.A., as Collateral Agent, Administrative Agent for the Revolving Credit Facility on behalf of the Revolving Credit Facility Lenders, Servicer for the Franchise Loan Facility on behalf of the Franchise Loan Facility Participants, and the Institutional Investors as Noteholders. (81)

10.80	Restricted Stock Award.* (82)
10.81	Restricted Stock Award (Beall).* (83)
10.82	Form of Director Restricted Stock Award.* (84)
10.83	Non-Qualified Stock Option Award (Beall).* (85)
10.84	First Amendment to the Ruby Tuesday, Inc. Non-Qualified Stock Option Award.* (86)
10.85	Indenture, dated December 31, 2007, to the Ruby Tuesday, Inc. Cafeteria Plan.* (87)
10.86	Indenture, dated December 31, 2007, to the Ruby Tuesday, Inc. Health Savings Account Plan. (88)
12.1	Statement regarding computation of Consolidated Ratio of Earnings to Fixed Charges. +

Exhibit Number	Description
21.1	Subsidiaries of Ruby Tuesday, Inc. (89)
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm. ++
23.2	Consent of Bryan Cave LLP (included in Exhibit 5). ++
24.1	Power of Attorney. ++
25.1	Statement of Eligibility on Form T-1 for Senior Debt Indenture. +
25.2	Statement of Eligibility on Form T-1 for Subordinated Debt Indenture. +

Footnote	Description
*	Management contract or compensatory plan or arrangement.
+	To be filed by amendment.
++	Previously filed.
(1)	Incorporated by reference to Exhibit of the same number to Form 8-B filed with the Securities and Exchange Commission on March 15, 1996 by Ruby Tuesday, Inc. (File No. 1-12454).
(2)	Incorporated by reference to Exhibit 3.1 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2009 (File No. 1-12454).
(3)	Incorporated by reference to Exhibit 10.1 to Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 3, 2007 (File No. 1-12454).
(4)	Incorporated by reference to Exhibit 10.6 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 11, 2008 (File No. 1-12454).
(5)	Incorporated by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2009 (File No. 1-12454).
(6)
Incorporated by reference to Exhibit 10(c) to Annual Report on Form 10-K of Morrison Restaurants Inc. for the fiscal year ended June 3, 1995 filed with the Securities and Exchange Commission on September 1, 1995 (File No. 1-12454).

(7)	Incorporated by reference to Exhibit 10.29 to Form 8-B filed with the Securities and Exchange Commission on March 15, 1996 by Ruby Tuesday, Inc. (File No. 1-12454).
(8)
Incorporated by reference to Exhibit 10.6 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 3, 2003, filed with the Securities and Exchange Commission on August 15, 2003 (File No. 1-12454).

(9)
Incorporated by reference to Exhibit 99.5 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 15, 2003 by Ruby Tuesday, Inc. for the three month period ended December 3, 2002 (File No. 1-12454).

(10)
Incorporated by reference to Exhibit 10.8 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended May 31, 2005, filed with the Securities and Exchange Commission on August 2, 2005 (File No. 1-12454).

(11)
Incorporated by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2007 by Ruby Tuesday, Inc. for the three month period ended December 5, 2006 (File No. 1-12454).

(12)	Incorporated by reference to Exhibit 10.8 to Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 3, 2007 (File No. 1-12454).
(13)
Incorporated by reference to Exhibit 10(h) to Annual Report on Form 10-K of Morrison Restaurants Inc. for the fiscal year ended June 5, 1993 (File No. 0-1750) and by reference to Exhibit 10.10 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 1, 2004, filed with the Securities and Exchange Commission on July 30, 2004 (File No. 1-12454).

(14)
Incorporated by reference to Exhibit 10.14 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 6, 2006, filed with the Securities and Exchange Commission on August 8, 2006 (File No. 1-12454).

Footnote	Description
(15)
Incorporated by reference to Exhibit 10.3 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2007 by Ruby Tuesday, Inc. for the three month period ended December 5, 2006 (File No. 1-12454).

(16)
Incorporated by reference to Exhibit 10.2 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2007 by Ruby Tuesday, Inc. for the three month period ended December 5, 2006 (File No. 1-12454).

(17)	Incorporated by reference to Exhibit 10(i) to Annual Report on Form 10-K of Morrison Restaurants Inc. for the fiscal year ended June 5, 1993 (File No. 0-1750).
(18)	Incorporated by reference to Exhibit 10(n) to Annual Report on Form 10-K of Morrison Restaurants Inc. for the fiscal year ended June 3, 1995 (File No. 1-12454).
(19)	Incorporated by reference to Exhibit 10.32 to Form 8-B filed with the Securities and Exchange Commission on March 15, 1996 by Ruby Tuesday, Inc. (File No. 1-12454).
(20)
Incorporated by reference to Exhibit 10.14 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 3, 2003, filed with the Securities and Exchange Commission on August 15, 2003 (File No. 1-12454).

(21)
Incorporated by reference to Exhibit 10.15 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 3, 2003, filed with the Securities and Exchange Commission on August 15, 2003 (File No. 1-12454).

(22)
Incorporated by reference to Exhibit 10.41 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 5, 2001 filed with the Securities and Exchange Commission on August 31, 2001 (File No. 1-12454).

(23)
Incorporated by reference to Exhibit 99.5 to Form 10-Q filed with the Securities and Exchange Commission on January 10, 2005 by Ruby Tuesday, Inc. for the three month period ended November 30, 2004 (File No. 1-12454).

(24)
Incorporated by reference to Exhibit 10.2 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 11, 2007 by Ruby Tuesday, Inc. for the three month period ended March 6, 2007 (File No. 1-12454).

(25)
Incorporated by reference to Exhibit 10.3 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 11, 2007 by Ruby Tuesday, Inc. for the three month period ended March 6, 2007 (File No. 1-12454).

(26)	Incorporated by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 9, 2009 (File No. 1-12454).
(27)	Incorporated by reference to Exhibit 10(q) to Annual Report on Form 10-K of Morrison Restaurants Inc. for the fiscal year ended June 3, 1989 (File No. 0-1750).
(28)	Incorporated by reference to Exhibit 10(a)(a) to Annual Report on Form 10-K of Morrison Restaurants Inc. for the fiscal year ended June 4, 1994 (File No. 1-12454).
(29)
Incorporated by reference to Exhibit 10.25 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 3, 2003, filed with the Securities and Exchange Commission on August 15, 2003 (File No. 1-12454).

(30)
Incorporated by reference to Exhibit 99.2 to Form 10-Q filed with the Securities and Exchange Commission on January 10, 2005 by Ruby Tuesday, Inc. for the three month period ended November 30, 2004 (File No. 1-12454).

(31)
Incorporated by reference to Exhibit 99.1 to Form 10-Q filed with the Securities and Exchange Commission on January 10, 2005 by Ruby Tuesday, Inc. for the three month period ended November 30, 2004 (File No. 1-12454).

(32)
Incorporated by reference to Exhibit 99.1 to Form 10-Q filed with the Securities and Exchange Commission on October 18, 2000 by Ruby Tuesday, Inc. for the three month period ended September 3, 2000 (File No. 1-12454).

Footnote	Description
(33)
Incorporated by reference to Exhibit 99.2 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on October 18, 2000 by Ruby Tuesday, Inc. for the three month period ended September 3, 2000 (File No. 1-12454).

(34)
Incorporated by reference to Exhibit 10.43 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 5, 2001 filed with the Securities and Exchange Commission on August 31, 2001 (File No. 1-12454).

(35)
Incorporated by reference to Exhibit 99.1 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 19, 2002 by Ruby Tuesday, Inc. for the three month period ended March 5, 2002 (File No. 1-12454).

(36)
Incorporated by reference to Exhibit 99.1 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 15, 2003 by Ruby Tuesday, Inc. for the three month period ended December 3, 2002 (File No. 1-12454).

(37)
Incorporated by reference to Exhibit 99.4 to Form 10-Q filed with the Securities and Exchange Commission on January 10, 2005 by Ruby Tuesday, Inc. for the three month period ended November 30, 2004 (File No. 1-12454).

(38)
Incorporated by reference to Exhibit 10.42 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 6, 2006, filed with the Securities and Exchange Commission on August 8, 2006 (File No. 1-12454).

(39)
Incorporated by reference to Exhibit 10.5 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2007 by Ruby Tuesday, Inc. for the three month period ended December 5, 2006 (File No. 1-12454).

(40)	Incorporated by reference to Exhibit 10.37 to Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 4, 2008 (File No. 1-12454).
(41)	Incorporated by reference to Exhibit 10.2 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2009 (File No. 1-12454).
(42)
Incorporated by reference to Exhibit 10.44 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 5, 2001 filed with the Securities and Exchange Commission on August 31, 2001 (File No. 1-12454).

(43)
Incorporated by reference to Exhibit 10.58 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 4, 2002 filed with the Securities and Exchange Commission on August 29, 2002 (File No. 1-12454).

(44)
Incorporated by reference to Exhibit 99.2 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 15, 2003 by Ruby Tuesday, Inc. for the three month period ended December 3, 2002 (File No. 1-12454).

(45)	Incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on January 18, 2005 (File No. 1-12454).
(46)
Incorporated by reference to Exhibit 10.6 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2007 by Ruby Tuesday, Inc. for the three month period ended December 5, 2006 (File No. 1-12454).

(47)	Incorporated by reference to Exhibit 10.40 to Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 3, 2007 (File No. 1-12454).
(48)	Incorporated by reference to Exhibit 10.3 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2009 (File No. 1-12454).
(49)	Incorporated by reference to Exhibit 10.4 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2009 (File No. 1-12454).
(50)	Incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2005 (File No. 1-12454).
(51)	Incorporated by reference to Exhibit 10.2 to Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2005 (File No. 1-12454).

Footnote	Description
(52)	Incorporated by reference to Exhibit 10.3 to Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2005 (File No. 1-12454).
(53)
Incorporated by reference to Exhibit 99.1 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 19, 2000 by Ruby Tuesday, Inc. for the three month period ended December 5, 1999 (File No. 1-12454).

(54)
Incorporated by reference to Exhibit 99.7 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 15, 2003 by Ruby Tuesday, Inc. for the three month period ended December 3, 2002 (File No. 1-12454).

(55)	Incorporated by reference to Exhibit 10.49 to Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 4, 2008 (File No. 1-12454).
(56)	Incorporated by reference to Exhibit 10.50 to Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 4, 2008 (File No. 1-12454).
(57)	Incorporated by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on October 9, 2008 (File No. 1-12454).
(58)	Incorporated by reference to Exhibit 10.5 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2009 (File No. 1-12454).
(59)	Incorporated by reference to Exhibit 10.6 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2009 (File No. 1-12454).
(60)	Incorporated by reference to Form 8-K filed with the Securities and Exchange Commission on July 14, 2006 by Ruby Tuesday, Inc. (File No. 1-12454).
(61)	Incorporated by reference to Exhibit 10.23 to Form 8-B filed with the Securities and Exchange Commission on March 15, 1996 by Ruby Tuesday, Inc. (File No. 1-12454).
(62)	Incorporated by reference to Exhibit 10.24 to Form 8-B filed with the Securities and Exchange Commission on March 15, 1996 by Ruby Tuesday, Inc. (File No. 1-12454).
(63)	Incorporated by reference to Exhibit 10.25 to Form 8-B filed with the Securities and Exchange Commission on March 15, 1996 by Ruby Tuesday, Inc. (File No. 1-12454).
(64)	Incorporated by reference to Exhibit 10.2 to Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2005 (File No. 1-12454).
(65)	Incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2005 (File No. 1-12454).
(66)
Incorporated by reference to Exhibit 99.3 to Form 10-Q filed with the Securities and Exchange Commission on January 10, 2005 by Ruby Tuesday, Inc. for the three month period ended November 30, 2004 (File No. 1-12454).

(67)
Incorporated by reference to Exhibit 10.4 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2007 by Ruby Tuesday, Inc. for the three month period ended December 5, 2006 (File No. 1-12454).

(68)	Incorporated by reference to Exhibit 10.1 to Form 8-K filed with the Securities and Exchange Commission on March 5, 2007 (File No. 1-12454).
(69)	Incorporated by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 10, 2008 (File No. 1-12454).
(70)	Incorporated by reference to Exhibit 10.2 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 11, 2008 (File No. 1-12454).
(71)	Incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2008 (File No. 1-12454).
(72)	Incorporated by reference to Exhibit 10.2 to Form 8-K filed with the Securities and Exchange Commission on November 24, 2004 (File No. 1-12454).
(73)	Incorporated by reference to Exhibit 10.1 to Form 8-K filed with the Securities and Exchange Commission on September 14, 2006 (File No. 1-12454).

Footnote	Description
(74)	Incorporated by reference to Exhibit 10.2 to Form 8-K filed with the Securities and Exchange Commission on March 5, 2007 (File No. 1-12454).
(75)	Incorporated by reference to Exhibit 10.2 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 10, 2008 (File No. 1-12454).
(76)	Incorporated by reference to Exhibit 10.3 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 11, 2008 (File No. 1-12454).
(77)	Incorporated by reference to Exhibit 10.2 to Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2008 (File No. 1-12454).
(78)
Incorporated by reference to Exhibit 99.2 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2006 by Ruby Tuesday, Inc. for the three month period ended November 29, 2005 (File No. 1-12454).

(79)	Incorporated by reference to Exhibit 10.3 to Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2008 (File No. 1-12454).
(80)	Incorporated by reference to Exhibit 10.4 to Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2008 (File No. 1-12454).
(81)	Incorporated by reference to Exhibit 10.5 to Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2008 (File No. 1-12454).
(82)	Incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2007 (File No. 1-12454).
(83)	Incorporated by reference to Exhibit 10.2 to Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2007 (File No. 1-12454).
(84)	Incorporated by reference to Exhibit 10.4 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 10, 2008 (File No. 1-12454).
(85)	Incorporated by reference to Exhibit 10.3 to Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2007 (File No. 1-12454).
(86)	Incorporated by reference to Exhibit 10.4 to Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2007 ( File No. 1-12454).
(87)	Incorporated by reference to Exhibit 10.4 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 11, 2008 (File No. 1-12454).
(88)	Incorporated by reference to Exhibit 10.5 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 11, 2008 (File No. 1-12454).
(89)	Incorporated by reference to Exhibit 21.1 to Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 4, 2008 (File No. 1-12454).

Item 17.  Undertakings

The undersigned hereby undertakes:

1.      To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

i.	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

ii.
To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

iii.
To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

2.      That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3.      To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

4.      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions referenced in Item 14 of this Registration Statement, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereunder, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

5.      The undersigned registrant hereby undertakes that:

(1)
For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(2)
For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Maryville, State of Tennessee, on the 1st day of June, 2009.

Ruby Tuesday, Inc.

By:	/s/ Marguerite N. Duffy
	Name:	Marguerite N. Duffy
	Title:	SVP, Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Samuel E. Beall, III Samuel E. Beall, III	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)	June 1, 2009

/s/ Marguerite N. Duffy Marguerite N. Duffy	Senior Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 1, 2009

/s/ Claire L. Arnold Claire L. Arnold	Director	June 1, 2009

/s/ Kevin T. Clayton Kevin T. Clayton	Director	June 1, 2009

/s/ James A. Haslam James A. Haslam	Director	June 1, 2009

/s/ Bernard Lanigan Jr. Bernard Lanigan Jr.	Director	June 1, 2009

/s/ R. Brad Martin R. Brad Martin	Director	June 1, 2009

/s/ Dr. Donald Ratajczak Dr. Donald Ratajczak	Director	June 1, 2009

/s/ Stephen I. Sadove Stephen I. Sadove	Director	June 1, 2009

EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles of Incorporation, as amended, of Ruby Tuesday, Inc. (1)
3.2	Bylaws, as amended, of Ruby Tuesday, Inc. (2)
4.1	Specimen Common Stock Certificate. (1)
4.2	Form of Senior Debt Indenture. +
4.3	Form of Subordinated Debt Indenture. +
4.4	Form of Senior Note. +
4.5	Form of Subordinated Note. +
4.6	Form of Preferred Stock Certificate. +
5	Opinion of Bryan Cave LLP. ++
10.1	Ruby Tuesday, Inc. Executive Supplemental Pension Plan, amended and restated as of January 1, 2007.* (3)
10.2	First Amendment, dated as of April 2, 2008, to the Ruby Tuesday, Inc. Executive Supplemental Pension Plan (Amended and Restated as of January 1, 2007).* (4)
10.3	Second Amendment, dated as of December 31, 2008 to the Ruby Tuesday, Inc. Executive Supplemental Pension Plan (Amended and Restated as of January 1, 2007).* (5)
10.4	Morrison Restaurants Inc. Stock Incentive and Deferred Compensation Plan for Directors together with First Amendment, dated as of June 29, 1995.* (6)
10.5	Form of Second Amendment to Stock Incentive and Deferred Compensation Plan for Directors.* (7)
10.6	Form of Third Amendment to Stock Incentive and Deferred Compensation Plan for Directors.* (8)
10.7	Fourth Amendment, dated as of July 8, 2002, to the Stock Incentive and Deferred Compensation Plan for Directors.* (9)
10.8	Fifth Amendment, dated as of July 6, 2005, to the Stock Incentive and Deferred Compensation Plan for Directors.* (10)
10.9	Sixth Amendment, dated as of July 11, 2006, to the Stock Incentive and Deferred Compensation Plan for Directors.* (11)
10.10	Seventh Amendment, dated as of July 11, 2007, to the Stock Incentive and Deferred Compensation Plan for Directors.* (12)
10.11	Ruby Tuesday, Inc. 2003 Stock Incentive Plan (formerly the 1996 Non-Executive Stock Incentive Plan (formerly the Morrison Restaurants Inc. 1993 Non-Executive Stock Incentive Plan)).* (13)
10.12	First Amendment, dated as of July 6, 2005, to the 2003 Stock Incentive Plan.* (14)
10.13	Second Amendment, dated as of July 11, 2006, to the 2003 Stock Incentive Plan.* (15)
10.14	Ruby Tuesday, Inc. 2006 Executive Incentive Compensation Plan.* (16)
10.15
Morrison Restaurants Inc. Deferred Compensation Plan, as restated effective January 1, 1994, together with amended and restated Trust Agreement, dated as of December 1, 1992, to Deferred Compensation Plan.* (17)

10.16	Morrison Restaurants Inc. Management Retirement Plan together with First Amendment, dated as of June 30, 1994 and Second Amendment, dated as of July 31, 1995.* (18)
10.17	Form of Third Amendment to Management Retirement Plan.* (19)
10.18	Form of Fourth Amendment to Management Retirement Plan.* (20)
10.19	Form of Fifth Amendment to Management Retirement Plan.* (21)
10.20	Sixth Amendment, dated as of April 9, 2001, to the Ruby Tuesday, Inc. Management Retirement Plan.* (22)
10.21	Seventh Amendment (dated as of October 5, 2004) to the Ruby Tuesday, Inc. Management Retirement Plan.* (23)

Exhibit Number	Description
10.22	Morrison Retirement Plan, as amended and restated effective January 1, 2005, to reflect the First through Seventh Amendments, respectively.* (24)
10.23	First Amendment dated as of January 9, 2007 to the Morrison Retirement Plan.* (25)
10.24	Second Amendment dated as of February 17, 2009, to the Morrison Retirement Plan.* (26)
10.25	Executive Group Life and Executive Accidental Death and Dismemberment Plan.* (27)
10.26	Morrison Restaurants Inc. Executive Life Insurance Plan.* (28)
10.27	Form of First Amendment to the Morrison Restaurants Inc. Executive Life Insurance Plan.* (29)
10.28	Second Amendment (dated as of January 1, 2004) to the Ruby Tuesday Inc. Executive Life Insurance Plan (formerly the Morrison Restaurants Inc. Executive Life Insurance Plan).* (30)
10.29	Ruby Tuesday Inc. Executive Life Insurance Premium Plan dated as of January 1, 2004.* (31)
10.30	Ruby Tuesday, Inc. 1996 Stock Incentive Plan, restated as of September 30, 1999.* (32)
10.31	First Amendment, dated as of July 10, 2000, to the restated Ruby Tuesday, Inc. 1996 Stock Incentive Plan.* (33)
10.32	Indenture, dated as of April 9, 2001, to the Ruby Tuesday, Inc. Salary Deferral Plan.* (34)
10.33	First Amendment, dated as of February 11, 2002, to the Ruby Tuesday, Inc. Salary Deferral Plan.* (35)
10.34	Second Amendment, dated as of December 9, 2002, to the Ruby Tuesday, Inc. Salary Deferral Plan.* (36)
10.35	Third Amendment, dated as of December 8, 2004, to the Ruby Tuesday, Inc. Salary Deferral Plan (formerly the Morrison Restaurants Inc. Salary Deferral Plan).* (37)
10.36	Fourth Amendment, dated as of December 8, 2005, to the Ruby Tuesday, Inc. Salary Deferral Plan.* (38)
10.37	Fifth Amendment, dated as of December 14, 2006, to the Ruby Tuesday, Inc. Salary Deferral Plan.* (39)
10.38	Sixth Amendment, dated as of July 8, 2008, to the Ruby Tuesday, Inc. Salary Deferral Plan.* (40)
10.39	Seventh Amendment, dated as of December 30, 2008, to the Ruby Tuesday, Inc. Salary Deferral Plan.* (41)
10.40	Ruby Tuesday, Inc. Deferred Compensation Plan Trust Agreement restated as of June 1, 2001.* (42)
10.41	First Amendment, dated as of June 10, 2002, to the Ruby Tuesday, Inc. Deferred Compensation Plan Trust Agreement.* (43)
10.42	Ruby Tuesday, Inc. Restated Deferred Compensation Plan, dated as of November 26, 2002.* (44)
10.43	Ruby Tuesday, Inc. 2005 Deferred Compensation Plan.* (45)
10.44	First Amendment, dated as of December 14, 2006, to the Ruby Tuesday, Inc. 2005 Deferred Compensation Plan.* (46)
10.45	Second Amendment, dated as of July 11, 2007, to the Ruby Tuesday, Inc. 2005 Deferred Compensation Plan.* (47)
10.46	Third Amendment, dated as of December 30, 2008, to the Ruby Tuesday, Inc. 2005 Deferred Compensation Plan.* (48)
10.47	Fourth Amendment, dated as of December 31, 2008, to the Ruby Tuesday, Inc. 2005 Deferred Compensation Plan.* (49)
10.48	Form of Non-Qualified Stock Option Award and Terms and Conditions (ESOP).* (50)
10.49	Form of Non-Qualified Stock Option Award and Terms and Conditions (MSOP).* (51)
10.50	Form of Non-Qualified Stock Option Award and Terms and Conditions (Beall).* (52)

Exhibit Number	Description
10.51	Employment Agreement dated as of June 19, 1999, by and between Ruby Tuesday, Inc. and Samuel E. Beall, III.* (53)
10.52	First Amendment, dated as of January 9, 2003, to Employment Agreement by and between Ruby Tuesday, Inc. and Samuel E. Beall, III.* (54)
10.53	Second Amendment, dated as of July 18, 2008, to Employment Agreement by and between Ruby Tuesday, Inc. and Samuel E. Beall, III.* (55)
10.54	Third Amendment, dated as of July 29, 2008, to Employment Agreement by and between Ruby Tuesday, Inc. and Samuel E. Beall, III.* (56)
10.55	Fourth Amendment, dated as of October 8, 2008, to Employment Agreement by and between Ruby Tuesday, Inc. and Samuel E. Beall, III.* (57)
10.56	Severance Agreement, dated as of January 8, 2009, by and between Ruby Tuesday, Inc. and Mark Ingram.* (58)
10.57	Consulting Agreement, dated as of January 8, 2009, by and between Ruby Tuesday, Inc. and Global Partner Ships, Inc. (59)
10.58	Description of 2007 Cash Bonus Plan.* (60)
10.59	Distribution Agreement, dated as of March 2, 1996, by and among Morrison Restaurants Inc., Morrison Fresh Cooking, Inc. and Morrison Health Care, Inc. (61)
10.60
Amended and Restated Tax Allocation and Indemnification Agreement, dated as of March 2, 1996, by and among Morrison Restaurants Inc., Custom Management Corporation of Pennsylvania, Custom Management Corporation, John C. Metz & Associates, Inc., Morrison International, Inc., Morrison Custom Management Corporation of Pennsylvania, Morrison Fresh Cooking, Inc., Ruby Tuesday, Inc., a Delaware corporation, Ruby Tuesday (Georgia), Inc., a Georgia corporation, Tias, Inc. and Morrison Health Care, Inc. (62)

10.61	Agreement Respecting Employee Benefit Matters, dated as of March 2, 1996, by and among Morrison Restaurants Inc., Morrison Fresh Cooking, Inc. and Morrison Health Care, Inc. (63)
10.62	Form of Non-Qualified Stock Option Award and Terms and Conditions (DSOP).* (64)
10.63	Form of Restricted Stock Award and Additional Terms and Conditions.* (65)
10.64	Trust Agreement (dated as of July 23, 2004) between Ruby Tuesday Inc. and U.S. Trust Company, N.A.* (66)
10.65
Master Distribution Agreement, dated as of December 8, 2006 and effective as of November 15, 2006, by and between Ruby Tuesday, Inc. and PFG Customized Distribution (portions of which have been redacted pursuant to a confidential treatment request filed with the SEC). (67)

10.66
Amended and Restated Revolving Credit Agreement, dated as of February 28, 2007, by and among Ruby Tuesday, Inc., the Lenders, and Bank of America, N.A., as Administrative Agent, Issuing Bank and Swingline Lender. (68)

10.67
First Amendment to Amended and Restated Revolving Credit Agreement, dated as of November 30, 2007, by and among Ruby Tuesday, Inc., the Lenders, and Bank of America, N.A., as Administrative Agent, Issuing Bank and Swingline Lender. (69)

10.68
Limited Waiver Agreement to the Amended and Restated Revolving Credit Agreement, dated as of February 29, 2008, by and among Ruby Tuesday, Inc., the Lenders, the Guarantors, and Bank of America, N.A., as Administrative Agent for the Lenders. (70)

10.69
Second Amendment to Amended and Restated Revolving Credit Agreement, dated as of May 21, 2008, by and among Ruby Tuesday, Inc., the Lenders, and Bank of America, N.A., as Administrative Agent, Issuing Bank and Swingline Lender. (71)

Exhibit Number	Description
10.70
Amended and Restated Loan Facility Agreement and Guaranty by and among Ruby Tuesday, Inc., Bank of America, N.A., as Servicer, Amsouth Bank, as Documentation Agent, SunTrust Bank, as Co-Syndication Agent, Wachovia Bank N.A., as Co-Syndication Agent, and each of the participants party hereto dated as of November 19, 2004, Banc of America Securities LLC as Lead Arranger. (72)

10.71
First Amendment to Amended and Restated Loan Facility Agreement and Guaranty, dated as of September 8, 2006, by and among Ruby Tuesday, Inc., and Bank of America, N.A., as Servicer, and the Participants. (73)

10.72
Second Amendment to Amended and Restated Loan Facility Agreement and Guaranty, dated as of February 28, 2007, by and among Ruby Tuesday, Inc., the Participants, and Bank of America, N.A., as Servicer and Agent for the Participants. (74)

10.73
Third Amendment to Amended and Restated Loan Facility Agreement and Guaranty, dated as of November 30, 2007, by and among Ruby Tuesday, Inc., the Participants, and Bank of America, N.A., as Servicer and Agent for the Participants. (75)

10.74
Limited Waiver Agreement to the Amended and Restated Loan Facility Agreement and Guaranty, dated as of February 29, 2008, by and among Ruby Tuesday, Inc., the Guarantors, the Participants, and Bank of America, N.A., as Servicer and Agent for the Participants. (76)

10.75
Fourth Amendment to Amended and Restated Loan Facility Agreement and Guaranty, dated as of May 21, 2008, by and among Ruby Tuesday, Inc., the Participants, and Bank of America, N.A., as Servicer and Agent for the Participants. (77)

10.76	Amended and Restated Revolving Credit Note, Lender Commitment Agreement (dated as of November 7, 2005) and Commitment Schedule. (78)
10.77	Amended and Restated Note Purchase Agreement, dated as of May 21, 2008, by and among Ruby Tuesday, Inc. and the institutional investors thereto. (79)
10.78
Pledge Agreement, dated as of May 21, 2008, by and among Ruby Tuesday, Inc., the Pledgors and Bank of America, N.A., as Collateral Agent under the Intercreditor Agreement for the Secured Creditors. (80)

10.79
Intercreditor and Collateral Agency Agreement, dated as of May 21, 2008, by and among Bank of America, N.A., as Collateral Agent, Administrative Agent for the Revolving Credit Facility on behalf of the Revolving Credit Facility Lenders, Servicer for the Franchise Loan Facility on behalf of the Franchise Loan Facility Participants, and the Institutional Investors as Noteholders. (81)

10.80	Restricted Stock Award.* (82)
10.81	Restricted Stock Award (Beall).* (83)
10.82	Form of Director Restricted Stock Award.* (84)
10.83	Non-Qualified Stock Option Award (Beall).* (85)
10.84	First Amendment to the Ruby Tuesday, Inc. Non-Qualified Stock Option Award.* (86)
10.85	Indenture, dated December 31, 2007, to the Ruby Tuesday, Inc. Cafeteria Plan.* (87)
10.86	Indenture, dated December 31, 2007, to the Ruby Tuesday, Inc. Health Savings Account Plan. (88)
12.1	Statement regarding computation of Consolidated Ratio of Earnings to Fixed Charges. +
21.1	Subsidiaries of Ruby Tuesday, Inc. (89)
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm. ++
23.2	Consent of Bryan Cave LLP (included in Exhibit 5).++
24.1	Power of Attorney (included on signature page). ++
25.1	Statement of Eligibility on Form T-1 for Senior Debt Indenture. +
25.2	Statement of Eligibility on Form T-1 for Subordinated Debt Indenture. +

Footnote	Description
*	Management contract or compensatory plan or arrangement.
+	To be filed by amendment.
++	Previously filed.
(1)	Incorporated by reference to Exhibit of the same number to Form 8-B filed with the Securities and Exchange Commission on March 15, 1996 by Ruby Tuesday, Inc. (File No. 1-12454).
(2)	Incorporated by reference to Exhibit 3.1 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2009 (File No. 1-12454).
(3)	Incorporated by reference to Exhibit 10.1 to Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 3, 2007 (File No. 1-12454).
(4)	Incorporated by reference to Exhibit 10.6 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 11, 2008 (File No. 1-12454).
(5)	Incorporated by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2009 (File No. 1-12454).
(6)
Incorporated by reference to Exhibit 10(c) to Annual Report on Form 10-K of Morrison Restaurants Inc. for the fiscal year ended June 3, 1995 filed with the Securities and Exchange Commission on September 1, 1995 (File No. 1-12454).

(7)	Incorporated by reference to Exhibit 10.29 to Form 8-B filed with the Securities and Exchange Commission on March 15, 1996 by Ruby Tuesday, Inc. (File No. 1-12454).
(8)
Incorporated by reference to Exhibit 10.6 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 3, 2003, filed with the Securities and Exchange Commission on August 15, 2003 (File No. 1-12454).

(9)
Incorporated by reference to Exhibit 99.5 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 15, 2003 by Ruby Tuesday, Inc. for the three month period ended December 3, 2002 (File No. 1-12454).

(10)
Incorporated by reference to Exhibit 10.8 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended May 31, 2005, filed with the Securities and Exchange Commission on August 2, 2005 (File No. 1-12454).

(11)
Incorporated by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2007 by Ruby Tuesday, Inc. for the three month period ended December 5, 2006 (File No. 1-12454).

(12)	Incorporated by reference to Exhibit 10.8 to Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 3, 2007 (File No. 1-12454).
(13)
Incorporated by reference to Exhibit 10(h) to Annual Report on Form 10-K of Morrison Restaurants Inc. for the fiscal year ended June 5, 1993 (File No. 0-1750) and by reference to Exhibit 10.10 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 1, 2004, filed with the Securities and Exchange Commission on July 30, 2004 (File No. 1-12454).

(14)
Incorporated by reference to Exhibit 10.14 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 6, 2006, filed with the Securities and Exchange Commission on August 8, 2006 (File No. 1-12454).

(15)
Incorporated by reference to Exhibit 10.3 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2007 by Ruby Tuesday, Inc. for the three month period ended December 5, 2006 (File No. 1-12454).

(16)
Incorporated by reference to Exhibit 10.2 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2007 by Ruby Tuesday, Inc. for the three month period ended December 5, 2006 (File No. 1-12454).

(17)	Incorporated by reference to Exhibit 10(i) to Annual Report on Form 10-K of Morrison Restaurants Inc. for the fiscal year ended June 5, 1993 (File No. 0-1750).
(18)	Incorporated by reference to Exhibit 10(n) to Annual Report on Form 10-K of Morrison Restaurants Inc. for the fiscal year ended June 3, 1995 (File No. 1-12454).

Footnote	Description
(19)	Incorporated by reference to Exhibit 10.32 to Form 8-B filed with the Securities and Exchange Commission on March 15, 1996 by Ruby Tuesday, Inc. (File No. 1-12454).
(20)
Incorporated by reference to Exhibit 10.14 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 3, 2003, filed with the Securities and Exchange Commission on August 15, 2003 (File No. 1-12454).

(21)
Incorporated by reference to Exhibit 10.15 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 3, 2003, filed with the Securities and Exchange Commission on August 15, 2003 (File No. 1-12454).

(22)
Incorporated by reference to Exhibit 10.41 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 5, 2001 filed with the Securities and Exchange Commission on August 31, 2001 (File No. 1-12454).

(23)
Incorporated by reference to Exhibit 99.5 to Form 10-Q filed with the Securities and Exchange Commission on January 10, 2005 by Ruby Tuesday, Inc. for the three month period ended November 30, 2004 (File No. 1-12454).

(24)
Incorporated by reference to Exhibit 10.2 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 11, 2007 by Ruby Tuesday, Inc. for the three month period ended March 6, 2007 (File No. 1-12454).

(25)
Incorporated by reference to Exhibit 10.3 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 11, 2007 by Ruby Tuesday, Inc. for the three month period ended March 6, 2007 (File No. 1-12454).

(26)	Incorporated by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 9, 2009 (File No. 1-12454).
(27)	Incorporated by reference to Exhibit 10(q) to Annual Report on Form 10-K of Morrison Restaurants Inc. for the fiscal year ended June 3, 1989 (File No. 0-1750).
(28)	Incorporated by reference to Exhibit 10(a)(a) to Annual Report on Form 10-K of Morrison Restaurants Inc. for the fiscal year ended June 4, 1994 (File No. 1-12454).
(29)
Incorporated by reference to Exhibit 10.25 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 3, 2003, filed with the Securities and Exchange Commission on August 15, 2003 (File No. 1-12454).

(30)
Incorporated by reference to Exhibit 99.2 to Form 10-Q filed with the Securities and Exchange Commission on January 10, 2005 by Ruby Tuesday, Inc. for the three month period ended November 30, 2004 (File No. 1-12454).

(31)
Incorporated by reference to Exhibit 99.1 to Form 10-Q filed with the Securities and Exchange Commission on January 10, 2005 by Ruby Tuesday, Inc. for the three month period ended November 30, 2004 (File No. 1-12454).

(32)
Incorporated by reference to Exhibit 99.1 to Form 10-Q filed with the Securities and Exchange Commission on October 18, 2000 by Ruby Tuesday, Inc. for the three month period ended September 3, 2000 (File No. 1-12454).

(33)
Incorporated by reference to Exhibit 99.2 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on October 18, 2000 by Ruby Tuesday, Inc. for the three month period ended September 3, 2000 (File No. 1-12454).

(34)
Incorporated by reference to Exhibit 10.43 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 5, 2001 filed with the Securities and Exchange Commission on August 31, 2001 (File No. 1-12454).

(35)
Incorporated by reference to Exhibit 99.1 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 19, 2002 by Ruby Tuesday, Inc. for the three month period ended March 5, 2002 (File No. 1-12454).

(36)
Incorporated by reference to Exhibit 99.1 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 15, 2003 by Ruby Tuesday, Inc. for the three month period ended December 3, 2002 (File No. 1-12454).

Footnote	Description
(37)
Incorporated by reference to Exhibit 99.4 to Form 10-Q filed with the Securities and Exchange Commission on January 10, 2005 by Ruby Tuesday, Inc. for the three month period ended November 30, 2004 (File No. 1-12454).

(38)
Incorporated by reference to Exhibit 10.42 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 6, 2006, filed with the Securities and Exchange Commission on August 8, 2006 (File No. 1-12454).

(39)
Incorporated by reference to Exhibit 10.5 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2007 by Ruby Tuesday, Inc. for the three month period ended December 5, 2006 (File No. 1-12454).

(40)	Incorporated by reference to Exhibit 10.37 to Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 4, 2008 (File No. 1-12454).
(41)	Incorporated by reference to Exhibit 10.2 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2009 (File No. 1-12454).
(42)
Incorporated by reference to Exhibit 10.44 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 5, 2001 filed with the Securities and Exchange Commission on August 31, 2001 (File No. 1-12454).

(43)
Incorporated by reference to Exhibit 10.58 to Annual Report on Form 10-K of Ruby Tuesday, Inc. for the fiscal year ended June 4, 2002 filed with the Securities and Exchange Commission on August 29, 2002 (File No. 1-12454).

(44)
Incorporated by reference to Exhibit 99.2 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 15, 2003 by Ruby Tuesday, Inc. for the three month period ended December 3, 2002 (File No. 1-12454).

(45)	Incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on January 18, 2005 (File No. 1-12454).
(46)
Incorporated by reference to Exhibit 10.6 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2007 by Ruby Tuesday, Inc. for the three month period ended December 5, 2006 (File No. 1-12454).

(47)	Incorporated by reference to Exhibit 10.40 to Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 3, 2007 (File No. 1-12454).
(48)	Incorporated by reference to Exhibit 10.3 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2009 (File No. 1-12454).
(49)	Incorporated by reference to Exhibit 10.4 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2009 (File No. 1-12454).
(50)	Incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2005 (File No. 1-12454).
(51)	Incorporated by reference to Exhibit 10.2 to Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2005 (File No. 1-12454).
(52)	Incorporated by reference to Exhibit 10.3 to Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2005 (File No. 1-12454).
(53)
Incorporated by reference to Exhibit 99.1 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 19, 2000 by Ruby Tuesday, Inc. for the three month period ended December 5, 1999 (File No. 1-12454).

(54)
Incorporated by reference to Exhibit 99.7 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 15, 2003 by Ruby Tuesday, Inc. for the three month period ended December 3, 2002 (File No. 1-12454).

(55)	Incorporated by reference to Exhibit 10.49 to Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 4, 2008 (File No. 1-12454).

Footnote	Description
(56)	Incorporated by reference to Exhibit 10.50 to Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 4, 2008 (File No. 1-12454).
(57)	Incorporated by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on October 9, 2008 (File No. 1-12454).
(58)	Incorporated by reference to Exhibit 10.5 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2009 (File No. 1-12454).
(59)	Incorporated by reference to Exhibit 10.6 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2009 (File No. 1-12454).
(60)	Incorporated by reference to Form 8-K filed with the Securities and Exchange Commission on July 14, 2006 by Ruby Tuesday, Inc. (File No. 1-12454).
(61)	Incorporated by reference to Exhibit 10.23 to Form 8-B filed with the Securities and Exchange Commission on March 15, 1996 by Ruby Tuesday, Inc. (File No. 1-12454).
(62)	Incorporated by reference to Exhibit 10.24 to Form 8-B filed with the Securities and Exchange Commission on March 15, 1996 by Ruby Tuesday, Inc. (File No. 1-12454).
(63)	Incorporated by reference to Exhibit 10.25 to Form 8-B filed with the Securities and Exchange Commission on March 15, 1996 by Ruby Tuesday, Inc. (File No. 1-12454).
(64)	Incorporated by reference to Exhibit 10.2 to Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2005 (File No. 1-12454).
(65)	Incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2005 (File No. 1-12454).
(66)
Incorporated by reference to Exhibit 99.3 to Form 10-Q filed with the Securities and Exchange Commission on January 10, 2005 by Ruby Tuesday, Inc. for the three month period ended November 30, 2004 (File No. 1-12454).

(67)
Incorporated by reference to Exhibit 10.4 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2007 by Ruby Tuesday, Inc. for the three month period ended December 5, 2006 (File No. 1-12454).

(68)	Incorporated by reference to Exhibit 10.1 to Form 8-K filed with the Securities and Exchange Commission on March 5, 2007 (File No. 1-12454).
(69)	Incorporated by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 10, 2008 (File No. 1-12454).
(70)	Incorporated by reference to Exhibit 10.2 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 11, 2008 (File No. 1-12454).
(71)	Incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2008 (File No. 1-12454).
(72)	Incorporated by reference to Exhibit 10.2 to Form 8-K filed with the Securities and Exchange Commission on November 24, 2004 (File No. 1-12454).
(73)	Incorporated by reference to Exhibit 10.1 to Form 8-K filed with the Securities and Exchange Commission on September 14, 2006 (File No. 1-12454).
(74)	Incorporated by reference to Exhibit 10.2 to Form 8-K filed with the Securities and Exchange Commission on March 5, 2007 (File No. 1-12454).
(75)	Incorporated by reference to Exhibit 10.2 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 10, 2008 (File No. 1-12454).
(76)	Incorporated by reference to Exhibit 10.3 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 11, 2008 (File No. 1-12454).
(77)	Incorporated by reference to Exhibit 10.2 to Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2008 (File No. 1-12454).
(78)
Incorporated by reference to Exhibit 99.2 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 9, 2006 by Ruby Tuesday, Inc. for the three month period ended November 29, 2005 (File No. 1-12454).

Footnote	Description
(79)	Incorporated by reference to Exhibit 10.3 to Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2008 (File No. 1-12454).
(80)	Incorporated by reference to Exhibit 10.4 to Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2008 (File No. 1-12454).
(81)	Incorporated by reference to Exhibit 10.5 to Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2008 (File No. 1-12454).
(82)	Incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2007 (File No. 1-12454).
(83)	Incorporated by reference to Exhibit 10.2 to Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2007 (File No. 1-12454).
(84)	Incorporated by reference to Exhibit 10.4 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 10, 2008 (File No. 1-12454).
(85)	Incorporated by reference to Exhibit 10.3 to Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2007 (File No. 1-12454).
(86)	Incorporated by reference to Exhibit 10.4 to Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2007 ( File No. 1-12454).
(87)	Incorporated by reference to Exhibit 10.4 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 11, 2008 (File No. 1-12454).
(88)	Incorporated by reference to Exhibit 10.5 to Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 11, 2008 (File No. 1-12454).
(89)	Incorporated by reference to Exhibit 21.1 to Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 4, 2008 (File No. 1-12454).